                                  EXHIBIT 21

                                 SUBSIDIARIES

Direct Subsidiaries of The Ackerley Group, Inc.
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

                                                    Jurisdiction of
Subsidiary                                          Incorporation                As
Ackerley Airport Advertising, Inc.                  Washington                   AK

Ackerley Communications of Massachusetts, Inc.      Washington

AK Media Group, Inc.                                Washington                   AK
                                                                                 AK
                                                                                 AK
                                                                                 Fu
                                                                                 No
                                                                                 Se
                                                                                 Se
                                                                                 KV
                                                                                 KG
                                                                                 KC
                                                                                 KF
                                                                                 KK
                                                                                 KH

Central NY News, Inc.                               Washington                   No

SSI, Inc.                                           Washington                   Se

TC Aviation, Inc.                                   Oregon                       No

Direct Subsidiaries of AK Media Group, Inc.
                                                    Jurisdiction of
Subsidiary                                          Incorporation                As
KVOS TV Ltd.                                        British Columbia             No
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